UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2007

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 South Jefferson Street SW, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                          Compensatory Arrangements of Certain Officers.

On May 12, 2007, Dr. Paul Torgersen, age 75, provided notice to the board of directors (the “Board”) of Luna Innovations Incorporated (the “Company) of his decision to retire from the Board effective as of May 14, 2007. Dr. Torgersen, President Emeritus of Virginia Tech, has served as a distinguished and valued member of the Board since 2000. The Company and the Board thank Dr. Torgersen for his tireless contributions to the Company during the past seven years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Aaron S. Hullman
Aaron S. Hullman
Vice President and General Counsel

Date: May 17, 2007